Investment Strategy - AMERICAN BALANCED FUND	Feb. 28, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal investment strategies
Strategy Narrative [Text Block]

The fund uses a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States.

Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.